Equity securities, at cost	12 Months Ended
Dec. 31, 2025
Equity securities, at cost
Equity securities, at cost

Note 20.Equity securities, at cost

Investment in FOSSA SYSTEMS s.l.

On April 8, 2021, WISeKey E.L.A. s.l. invested EUR 440,000 (USD 475,673 at historical rate) to acquire 15% of the share capital of FOSSA SYSTEMS s.l. (“FOSSA”), a Spanish aerospace company providing picosatellites for Low Earth Orbit (LEO) services as a vertically integrated service from design to launch and operations.

The investment does not have a readily determinable fair value. The Group has elected the measurement alternative in accordance with ASC 321, under which the investment is measured at cost, less impairment, adjusted for observable price changes in orderly transactions for identical or similar investments of the same issuer. Accordingly, the investment was initially recognized at EUR 440,000 (USD 475,673 at historical rate). As at December 31, 2025, the Group performed a qualitative assessment to identify any impairment indicators and considered whether any observable price changes for identical or similar investments of the same issuer had occurred. The Group made reasonable efforts to identify such transactions, including review of available market and shareholder information, and did not identify any relevant observable transactions. In particular, the Group considered the June 2024 capital increase and concluded that the shares issued in that transaction were not identical or similar to the shares held by the Group due to differing rights and preferences. Based on this assessment, no impairment loss or adjustment for observable price changes was recorded for the year ended December 31, 2025. As at December 31, 2025, the carrying value of the investment was EUR 440,000 (USD 516,851 at closing rate).